THE PARNASSUS INCOME FUNDS

Quarterly Report March 31, 2005

Investing with a Conscience

Equity Income Fund (PRBLX)

Fixed-Income Fund (PRFIX)

California Tax-Exempt Fund (PRCLX)

May 2, 2005

Dear Shareholder:

Enclosed you will find quarterly reports for all three funds of the Parnassus Income Funds. I would also like to announce that three new funds have just been added to the Parnassus family: the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund.

We will select companies for inclusion in the Workplace Fund by examining such factors as equitable pay and benefits, family-friendly programs, training and educational opportunities, diversity, two-way communication and support for voluntarism in the community. At the outset, there will be at least 25 companies in the portfolio that are deemed to have good workplaces.

Parnassus Investments will conduct its own research for the Parnassus Workplace Fund to find companies which meet the Fund’s criteria, but we will also use outside sources such as the annual Fortune magazine survey, “The 100 Best Companies to Work For,” and the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Milton Moskowitz, co-author of the Fortune survey and co-originator of the Working Mother survey, will serve as a consultant to Parnassus in evaluating workplaces for potential investments by the Fund. Milton Moskowitz is also a longtime shareholder of the Parnassus Fund. (Neither Fortune magazine nor Working Mother magazine has any role in the management of the Fund, and there is no affiliation between Parnassus and either publication.)

The Parnassus Small-Cap Fund will invest in companies with market capitalizations under $3 billion while the Parnassus Mid-Cap Fund will invest in companies with market capitalizations between $3 billion

The Parnassus Income Funds  •  March 31, 2005    1

and $20 billion. These two funds will fill out our line of mutual funds. The Parnassus Fund and the Parnassus Workplace Fund invest in companies of all sizes. The Parnassus Equity Income Fund invests mainly in large-cap companies. The Mid-Cap Fund and the Small-Cap Fund will provide opportunities for investors who wish to invest in companies with those size characteristics. This means that Parnassus will now offer stock mutual funds in all the major ranges of company size. These funds will have the same social screens as the other Parnassus Mutual Funds.

All three new funds will be no-load. They are now open for investment.

Yours truly,

Jerome L. Dodson President

2    The Parnassus Income Funds  •  March 31, 2005

As of March 31, 2005, the net asset value per share (NAV) of the Equity Income Fund was $24.52. After taking dividends into account, the total return for the quarter was a loss of 1.48% versus a decline of 2.15% for the S&P 500. This means that we beat the S&P for the quarter by a margin of 0.67%. While we trailed the S&P 500 on a one-year basis, we have outperformed this benchmark for the three, five and ten-year periods. We underperformed for the one-year period primarily because we were underweight in the soaring energy sector.

Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper Inc. Average annual total returns are for the one, three, five and ten-year periods.

Average Annual Total Returns for periods ended March 31, 2005	One Year	Three Years	Five Years	Ten Years
EQUITY INCOME FUND	5.11%	5.56%	5.16%	11.67%

S&P 500 Index	6.69%	2.74%	(3.15)%	10.77%

Lipper Equity Income Fund Average	9.89%	5.02%	4.70%	10.28%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Equity Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. On March 31, 1998 the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Strategy

We are pleased to report that the Fund outperformed the S&P 500 during the first quarter of 2005 despite soaring oil prices and rising interest rates which pushed stock prices lower. We recorded a modest loss of 1.48% versus

The Parnassus Income Funds  •  Equity Income Fund    3

a 2.15% drop for the S&P 500 and a steeper 7.95% decline for the Nasdaq. Excluding energy stocks, which rose sharply due to high oil prices, the S&P 500 was down 3.6%. We were able to provide downside protection for our shareholders.

I began crafting the outline for this report on a recent United Airlines flight from New York to San Francisco after a three-day research trip. While staring out the window after takeoff, I began to think of how many times my father, a retired TWA pilot, flew in and out of JFK over his 32-year career. In March of this year, I reached my tenth year as part of the Parnassus Investments management team. I hope to log as many years at Parnassus serving our shareholders as my father did at TWA.

Growing up around the dinner table, I heard many stories of my father’s landing on icy runways and navigating around turbulent summer thunderstorms. While the cockpit instruments he used to provide safe flights included monitoring for speed, altitude and weather patterns, as a portfolio manager, I have my own set of gauges which includes items such as business fundamentals, valuation and risk management. With that perspective, I’m concerned that rising oil prices, higher interest rates, and threats of inflation may slow corporate profit growth in 2005. According to Thompson Financial, the earnings growth rate of the S&P 500 is estimated to drop from 21% during the fourth quarter of 2004 to around 9% for the first period of 2005. From a valuation standpoint, the S&P 500, trading at 20 times trailing earnings, appears to be fairly valued. As a result, I have positioned the portfolio to provide downside protection if the economy weakens, but offer upside participation if corporate earnings remain strong.

Given this view, I wanted to discuss the sector breakdown of the portfolio. Our largest overweight position is financial services where, despite the outlook for higher interest rates, we have found good risk/return opportunities. As of quarter-end, the Fund has 24.9% of its portfolio in financials versus 19.8% for the S&P 500. Our largest financial services investment is Wells Fargo. Since 1988, Wells Fargo has grown earnings at a 13.1% annual clip despite two major wars, two recessions, the Nasdaq market crash, volatile interest rates, and a housing slowdown followed by a boom. The company has a strong business franchise and is managed by a capable CEO, named Dick Kovacevich. With the stock trading at only 13 times estimated 2005 earnings and a 3.2% dividend yield, I feel Wells Fargo is a bargain. If the economy remains strong, the company’s corporate finance, real-estate lending and consumer finance businesses should generate good growth. On the other hand, if high oil prices weaken the economy, the company has a strong track record of cost control and profitability during tougher times.

4    The Parnassus Income Funds  •  Equity Income Fund

Moving to the consumer discretionary sector, our team has identified several newspaper and media investments that can benefit from a strong economy and are businesses that offer stable cash flows. Consumer discretionary companies represent 20.7% of our portfolio versus 11.5% for the S&P 500. A great example of why we are overweight in this industry is Gannett, the large media company that owns USA Today along with numerous other media properties. The company has grown earnings per share at a 12% annual rate for the past decade but only trades at 15 times earnings. Since the five-year P/E range for the stock is 14–25 times earnings, I feel the company has an attractive risk-return profile.

The Fund has given market weight to consumer staples and telecom services as those businesses offer high recurring revenues with modest sensitivity to the economy.

Our main underweight positions are technology, industrials, healthcare and energy. Industrials seem overvalued given my view that the economy could slow. In regards to healthcare, we are underweight because we haven’t found enough undervalued opportunities. Moving to technology, our research suggests demand for PC and handsets remain weak and the stocks still seem overvalued. I will add tech exposure if these stocks fall 10% or so.

We are currently underweight in energy and utilities which account for 6.1% of our portfolio versus 11.9% for the S&P 500. During the first quarter, oil jumped from $42.19 to over $58 per barrel. The cold winter resulted in strong demand and tight refining capacity. As of this writing, oil has slipped back slightly to $54 per barrel, and it appears that crude inventories are starting to rise which could spark a price decline. As a result, I’m expecting the energy sector to cool off during the second quarter. That said, based on strong demand from China and limited refining capacity, high oil prices, say $45 per barrel and above, may be here to stay. We have investments in socially responsible energy companies such as Devon Energy, Energen, Oneok, Kinder Morgan and Apache. They are natural-gas companies that appear to be undervalued given their proven reserves and exploration opportunities. Devon Energy, for example, was recently named by Oil & Gas Investor as 2004’s “Best Corporate Citizen” and trades for only 10 times earnings. As a result, we have exposure to oil and gas exploration, production, transportation and distribution. That said, if oil prices retreat, we are positioned to outperform based on our underweight position.

The Parnassus Income Funds  •  Equity Income Fund    5

Losers

The Fund had four stocks that reduced the NAV by at least 5¢. The most significant was J.P. Morgan which cost the Fund’s NAV 12¢ as the stock dropped 11.3% from $39.01 to $34.60. J.P. Morgan’s earnings fell during the first quarter due to integration costs from its $58 billion acquisition of Bank One Corp. We have been adding to our position because the company has a strong chief operating officer in Jamie Dimon who we feel can cut costs and grow the business. The stock is also an absolute bargain trading at only 11 times earnings with a 4% dividend yield.

Our second biggest loss was posted by Boston Scientific, the leading designer and manufacturer of heart stents that prop open clogged arteries. The stock fell 17.6% to $29.29 from $35.55 due to fears that the company could lose market share to competitor Johnson & Johnson. We are holding onto the stock as our research team feels Boston Scientific will maintain the majority of its share despite new products from competitors. The stock is very cheap, trading at only 14 times estimated 2005 earnings.

Insurance broker A.J. Gallagher clipped the NAV by 6¢ as the stock fell 11.4% from $32.50 to $28.80. Falling insurance rates and an investigation of industry brokerage practices by New York Attorney General Eliot Spitzer pushed the stock lower. We feel that A.J. Gallagher, which has been run by the Gallagher family for over 50 years, has ethical management.

Mentor Graphics, a Portland-based company that sells software to help design computer chips and printed circuit boards, also reduced the NAV by 6¢ as the stock fell 10.4% from $15.29 to $13.70. The stock declined as investors feared chip companies would spend less on R&D software given weak first quarter sales trends.

Winners

The Fund had eight winners that added 3¢ or more to our NAV. The largest gain for the Fund was our investment in Toys “R” Us preferred stock which added 7¢ to the NAV. On March 17, the company announced that it had agreed to sell the retailer to a buyout group for $6.6 billion. Our convertible preferred shares jumped 16.1% from $53 to $61.55 during the first quarter.

The Fund’s second largest gain was in Hewlett-Packard which added 5¢ to the NAV as its stock rose 4.6% during the period from $20.97 to $21.94. The stock jumped 10% on March 30, as the company announced they had hired a capable, new CEO named Mark Hurd who was formerly running NCR Corporation. While we feel Mr. Hurd looks like a strong CEO, we sold our shares in early April based on our outlook for weak technology spending.

6    The Parnassus Income Funds  •  Equity Income Fund

Six companies added 3¢ to the Fund’s NAV, led by 3M Corporation, the company that sells over 50,000 products ranging from Post-it Notes to liquid crystal displays for television sets. The stock rose 4.4% to $85.69 from $82.07 based on strong sales of consumer electronic devices that use 3M’s technology.

Energen Corporation, a firm that owns Alabama Natural Gas as well as an oil and gas exploration business, rose 13.0% from $58.95 to $66.60. Rising energy prices boosted the stock. ONEOK, another natural-gas utility company that owns natural-gas and oil assets, rose 8.4% from $28.42 to $30.82.

GATX Corporation, a company that leases rail cars and aircraft, rose 12.3% from $29.56 to $33.19 per share based on higher rental rates. ADP Corporation, the leading payroll processing company, rose 5.1% from our average cost of $42.76 to $44.95. The company’s earnings outlook is strong based on job growth and its $14 billion “float” balance that will benefit from higher interest rates. ADP has this large “float” because there is a timing difference between when it receives employee tax payments from client companies and when they pay those funds to the government.

Last, but not least, is Invitrogen Corporation, the Fund’s biggest winner over the past two years, which also added 3¢ to the NAV. Invitrogen continues to experience strong demand for its biotechnology kits. The company also made a promising acquisition during the first quarter that should boost growth for 2005.

Social Notes

On a beautiful March afternoon in New York City, I had a chance to meet with Donald Rubin, a Senior Vice President of The McGraw-Hill Companies. For almost two hours, we discussed the outlook for the company’s educational textbook division, Standard & Poor’s ratings business and the prospects for its media properties. We had a great conversation, and I came away from the meeting convinced that the company can grow earnings at a 10% annual rate for several years.

The most fascinating part of our conversation, however, was about The Grow Network, one of McGraw-Hill’s educational testing businesses. The Grow Network works closely with school boards and teachers to customize study guides so students can pass high school exit exams for math, reading and the

The Parnassus Income Funds  •  Equity Income Fund    7

sciences. They do this by analyzing student test scores and then offering them a “customized” study guide based upon where they need improvement. Whereas in the past, a student would get a thick study book, they now get a specialized test review guide. Mr. Rubin’s eyes lit up when he talked about the success The Grow Network had on helping 220,000 students in Texas. In 2003, the pass rate for the 11th grade exit exam in those districts was 72%. After a year of using The Grow Network’s “customized” study guides, the pass rate jumped to 85%, a substantial increase in one year! Based on this success, The Grow Network has recently won large contracts to help students and teachers in Ohio and Florida. I was thrilled to hear this news and am proud The McGraw-Hill Companies is a top 20 holding in the Fund.

Thank you for investing in the Parnassus Equity Income Fund.

Yours truly,

Todd C. Ahlsten Portfolio Manager

8    The Parnassus Income Funds  •  Equity Income Fund

As of March 31, 2005, the net asset value per share (NAV) of the Fixed-Income Fund was $15.84, so after taking dividends into account, the total return for the first three months of the year was 0.45%. This compares to a loss of 0.55% for the average A-Rated bond fund followed by Lipper and a decline of 0.67% for the Lehman Government/Corporate Bond Index. So, we beat both indices this quarter after trailing them in 2004. Interest rates finally started to rise and our defensive position helped us. We had expected interest rates to increase in 2004 and had positioned our portfolio accordingly. When interest rates stayed flat in 2004, we underperformed. Now that rates are rising in 2005, our defensive position has paid off. The yield of the ten-year Treasury increased from 4.23% to 4.50%.

As a result of this strong year-to-date performance, we’re now pleased to report that our one, three, and five-year returns beat the Lipper A-Rated Bond Fund Average. Our ten-year return is essentially in line with our peers. The 30-day SEC yield for March was 2.29%.

Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lipper A-Rated Bond Fund Average and the Lehman Government/Corporate Bond Index.

Average Annual Total Returns for periods ended March 31, 2005	One Year	Three Years	Five Years	Ten Years
FIXED-INCOME FUND	1.35%	6.31%	6.81%	6.55%

Lipper A-Rated Bond Fund Average	0.92%	5.85%	6.47%	6.58%

Lehman Government/Corporate Bond Index	0.40%	6.52%	7.29%	7.21%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information in on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman Government/Corporate Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

The Parnassus Income Funds  •  Fixed-Income Fund    9

Strategy

The Fund remains defensively positioned as we expect interest rates to keep moving higher during the second quarter. We are concerned that inflation is increasing which will prompt the Federal Reserve to keep raising rates. Given this environment, our strategy is to preserve capital by keeping a short duration. Duration essentially measures how much in percentage terms, a bond price will move for a 1% change in interest rates. As of this writing, our duration is only 1.04 years. This “short duration” strategy served us well during the first quarter as the Fund recorded a modest loss of only 0.06% on its bond portfolio versus a 0.55% loss for the Lipper average. Overall, the Fund was able to report a gain of 0.45% for the quarter because our convertible preferred stock investment in natural-gas company ONEOK added almost 6¢ to our NAV. High natural-gas prices increased the value of our convertible bond.

I’m looking for the ten-year Treasury bond yield to reach at least 5% by year-end, up from 4.5% today. We have placed 12% of the Fund in convertible bonds and convertible preferred stock in companies we feel are undervalued. These issues offer good yields and should help the Fund maintain a small monthly dividend. However, based on our portfolio strategy, the Fund’s dividend will remain low because short duration bonds offer low yields. That said, as we saw during the first quarter, this strategy should cushion our portfolio should rates continue to increase.

We plan to maintain our defensive strategy for the next 3–6 months as we wait for interest rates to stabilize at higher levels. Once that happens, we will extend the portfolio’s duration which will position the Fund for higher returns.

Yours truly,

Todd C. Ahlsten
Portfolio Manager

10    The Parnassus Income Funds  •  Fixed-Income Fund

As of March 31, 2005, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.79. Taking dividends into account, the total return for the first quarter of 2005 was a loss of 1.11%. This compares to a gain of 0.11% for the average California municipal bond fund followed by Lipper, Inc. Last year, we anticipated interest rates would move higher, so we shortened our portfolio duration. Unfortunately, instead of rates going higher across the board, the yield curve flattened. In essence, short-term rates rose but long-term rates remained relatively flat. Since most of our bonds have maturities between 4 – 7 years, we underperformed because that was the area of the yield curve that took the biggest hit from higher rates.

Below you will find a table that compares our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for March 2005 was 2.62%.

Average Annual Total Returns for periods ended March 31, 2005	One Year	Three Years	Five Years	Ten Years
CALIFORNIA TAX-EXEMPT FUND	0.07%	4.60%	5.06%	5.62%

Lipper Average California Municipal Bond Fund Average	2.85%	5.47%	5.83%	5.64%

Lehman Municipal Bond Index	2.67%	6.10%	6.58%	6.33%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

As I mentioned above, the change in the yield curve for the first quarter of 2005 explains why the Parnassus California Tax-Exempt Fund underperformed its peers. To illustrate this, I would like to discuss how different rates of

The Parnassus Income Funds  •  California Tax-Exempt Fund    11

the yield curve shifted and how that impacted the Fund. First of all, the five-year Treasury yield, which resembles our duration, rose from 3.6% in the beginning of the year to 4.2% at the end of the first quarter. However, the thirty-year Treasury yield actually declined from 4.83% to 4.76% as of March 31, 2005. Since our duration of five years was at the point of the yield curve where rates increased the most, the Fund had a disappointing result for the first quarter. In addition, our shorter term bonds offer lower current yield.

The first-quarter yield curve flattened for two reasons. First, the Federal Reserve raised short-term rates to combat inflation fears. Second, investors felt that high oil prices would slow down the economy’s long-term growth which pushed long-term interest rates lower. However, we are starting to see the overall interest rates begin to climb up both in the long and short end of the yield curve.

Outlook

We do not plan to restructure our portfolio and invest in short-term bonds because it would reduce interest income and incur higher transaction costs, nor do we want to invest in longer term bonds and expose the portfolio to higher interest rates risk. Once the interest rates start moving higher, our defensive position should help the performance.

And as always, thank you for investing in the Fund.

Yours truly,

Ben Liao Portfolio Manager

12    The Parnassus Income Funds  •  California Tax-Exempt Fund

EQUITY INCOME FUND PORTFOLIO: AS OF MARCH 31, 2005

(Unaudited)

Number of Shares	Common Stocks	Market Value	Per Share
305,000	3M Co.	$26,135,450	$85.69
500,000	Aflac Inc.	18,630,000	37.26
100,000	Alexandria Real Estate Equity	6,438,000	64.38
75,000	Amgen Inc.	4,365,750	58.21
600,000	Amsouth BanCorporation	15,570,000	25.95
150,000	Apache Corp.	9,184,500	61.23
400,000	Applied Materials Inc.	6,500,000	16.25
700,000	Arthur J Gallagher & Co.	20,160,000	28.80
450,000	Automatic Data Processing	20,227,500	44.95
425,000	Bellsouth Corp.	11,173,250	26.29
525,000	Boston Scientific Corp.	15,377,250	29.29
555,000	Cedar Fair L.P.	17,465,850	31.47
1,325,000	Cisco Systems Inc.	23,704,250	17.89
225,000	Colgate-Palmolive Co.	11,738,250	52.17
100,000	Devon Energy Corporation	4,775,000	47.75
450,000	Electro Scientific Inds Inc.	8,725,500	19.39
150,000	Energen Corp.	9,990,000	66.60
100,000	Ennis Inc.	1,692,000	16.92
115,000	Freddie Mac	7,268,000	63.20
580,000	Gannett Co. Inc.	45,866,400	79.08
300,000	GATX Corp.	9,957,000	33.19
550,000	General Mills Inc.	27,032,500	49.15
350,000	Genuine Parts Co.	15,221,500	43.49
1,500,000	Hewlett-Packard Co.	32,910,000	21.94
350,000	H.J. Heinz Co.	12,894,000	36.84
50,000	Home Depot Inc.	1,912,000	38.24
250,000	Invitrogen Corp.	17,300,000	69.20
75,000	Jefferson-Pilot Corp.	3,678,750	49.05
200,000	Johnson & Johnson	13,432,000	67.16
1,350,000	J.P. Morgan Chase & Co.	46,710,000	34.60
280,000	KeySpan Corp.	10,911,600	38.97
125,000	Kimberly-Clark Corp.	8,216,250	65.73
150,000	Kinder Morgan Inc.	11,355,000	75.70
525,000	Knight-Ridder Inc.	35,306,250	67.25
100,000	Lincoln National Corp.	4,514,000	45.14
550,000	Maguire Properties Inc.	13,134,000	23.88
225,000	McGraw-Hill Companies Inc.	19,631,250	87.25
1,300,000	Mentor Graphics Corp.	17,810,000	13.70
125,000	Montpelier Re Holdings Ltd.	4,393,750	35.15
275,000	Nautilus Inc.	6,534,000	23.76
200,000	New York Community BanCorp Inc.	3,632,000	18.16
300,000	Nokia Corp. (ADR)	4,629,000	15.43
300,000	North Fork BanCorporation Inc.	8,322,000	27.74
350,000	ONEOK Inc.	10,787,000	30.82
900,000	Pfizer Inc.	23,643,000	26.27

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EQUITY INCOME FUND PORTFOLIO: AS OF MARCH 31, 2005

(Unaudited) CONTINUED

Number of Shares	Common Stocks	Market Value	Per Share
600,000	Pitney Bowes Inc.	$27,072,000	$45.12
425,000	Procter & Gamble Co.	22,525,000	53.00
350,000	Radisys Corp.	4,956,000	14.16
725,000	Ross Stores Inc.	21,126,500	29.14
1,300,000	The ServiceMaster Company	17,550,000	13.50
275,000	SLM Corp.	13,706,000	49.84
250,000	The Stanley Works	11,317,500	45.27
350,000	Synovus Financial Corp.	9,751,000	27.86
135,000	Teleflex Inc.	6,909,300	51.18
475,000	Verizon Communications Inc.	16,862,500	35.50
260,000	Washington Mutual Inc.	10,270,000	39.50
200,000	WD-40 Co.	6,498,000	32.49
785,000	Wells Fargo & Company	46,943,000	59.80

	TOTAL COMMON STOCKS	$864,340,600

Principal Amount	Convertible Bonds	Market Value	Per Share
$2,000,000	Brocade Communications, 2.000%, 01/01/07	$1,912,500	$95.63
1,000,000	E*Trade Financial Corp., 6.000%, 02/01/07	1,012,500	101.25

	TOTAL CONVERTIBLE BONDS	$2,925,000

Number of Shares	Preferred Stocks	Market Value	Per Share
350,000	Baxter International, 7.000%, 02/16/06	$18,847,500	$53.85
55,439	First Republic Bank, 8.875%,	1,431,989	25.83
50,000	KeySpan Corporation, 8.750%, 05/16/05	2,529,500	50.59
325,000	ONEOK Inc., 8.500%, 02/16/06	12,255,750	37.71
175,000	St. Paul Companies Inc., 9.000%, 08/16/05	11,371,500	64.98
275,000	Toys R Us Inc., 6.250%, 08/16/05	16,926,250	61.55
55,000	Zions BanCorporation, 8.000%, 09/01/32	1,452,550	26.41

	TOTAL PREFERRED STOCKS	$64,815,039

	Total long-term investments	$932,080,639
	Short-term investments and other assets	5,547,880

	TOTAL NET ASSETS	$937,628,519

	NET ASSET VALUE AS OF MARCH 31, 2005	$24.52

14    The Parnassus Income Funds  •  March 31, 2005

FIXED-INCOME FUND PORTFOLIO: AS OF MARCH 31, 2005

(Unaudited)

Principal Amount	Corporate Bonds	Market Value	Per Share
$500,000	Bank One Corp.
	6.000% Due 02/17/09	$522,788	$104.56
500,000	Goldman Sachs Group Inc.
	6.650% Due 05/15/09	536,567	107.31
400,000	Target Corp.
	7.500% Due 08/15/10	453,034	113.26
500,000	Wells Fargo Financial, Inc.
	6.850% Due 07/15/09	546,816	109.36

	TOTAL CORPORATE BONDS	$2,059,205

Principal Amount	Convertible Bonds	Market Value	Per Share
$1,000,000	Cymer Inc.
	3.500% Due 02/15/09	$942,500	$94.25

	TOTAL CONVERTIBLE BONDS	$942,500

Principal Amount	U.S. Government Agency Bonds	Market Value	Per Share
$3,000,000	Fannie Mae
	5.125% Due 04/22/13	$2,986,338	$99.54
1,000,000	Federal Home Loan Bank
	5.000% Due 05/28/15	980,638	98.06

	TOTAL U.S. GOVERNMENT AGENCY BONDS	$3,966,976

Number of Shares	Convertible Preferred Stocks	Market Value	Per Share
55,000	ONEOK Inc.
	8.500% Due 02/16/06	$2,074,050	$37.71
23,000	St. Paul Companies Inc.
	9.000% Due 08/16/05	1,494,540	64.98

	TOTAL PREFERRED STOCKS	$3,568,590

	Total long-term investments	$10,537,271
	Short-term investments and other assets	27,193,451

	TOTAL NET ASSETS	$37,730,722

	NET ASSET VALUE AS OF MARCH 31, 2005	$15.84

The Parnassus Income Funds  •  March 31, 2005    15

CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: AS OF MARCH 31, 2005

(Unaudited)

Principal Amount	Municipal Bonds	Market Value	Per Share
$1,000,000	ABAG Finance Authority for Nonprofit Corps
	4.250% Due 11/15/12	$1,013,610	$101.36
400,000	California Health Facilities Financing Authority
	5.000% Due 10/01/08	427,680	106.92
500,000	California Infrastructure & Economic Development Bank
	5.000% Due 10/01/12	547,654	109.53
400,000	California State Department of Water Resources
	5.125% Due 12/01/16	430,063	107.52
1,100,000	California State Department of Water Resources
	5.500% Due 05/01/09	1,191,046	108.28
1,000,000	California State Public Works Board
	5.375% Due 10/01/13	1,099,760	109.98
960,000	California State Public Works Board
	5.500% Due 12/01/09	1,045,651	108.92
910,000	California Statewide Communities Development Authority
	4.500% Due 08/01/10	929,382	102.13
500,000	Central Coast Water Authority
	5.000% Due 10/01/16	520,135	104.03
200,000	City of Los Angeles
	5.000% Due 06/01/11	213,334	106.67
300,000	City of Oakland
	5.500% Due 12/15/11	319,800	106.60
1,000,000	Contra Costa Transportation Authority
	4.000% Due 03/01/09	1,036,950	103.70
300,000	Folsom School District
	5.600% Due 08/01/11	323,661	107.89
1,000,000	Indian Wells Redevelopment Agency
	4.500% Due 09/01/11	1,059,270	105.93
600,000	La Quinta Redevelopment Agency Tax Allocation
	7.300% Due 09/01/11	727,494	121.25
415,000	Loma Linda Hospital
	4.850% Due 12/01/10	447,698	107.88
450,000	Los Altos School District
	5.250% Due 08/01/10	493,412	109.65
275,000	Los Angeles Community Redevelopment Agency
	5.000% Due 07/01/13	293,329	106.67
325,000	Los Angeles County Metropolitan Transportation Authority
	5.500% Due 07/01/10	361,436	111.21

16    The Parnassus Income Funds  •  March 31, 2005

CALIFORNIA TAX-EXEMPT FUND PORTFOLIO: AS OF MARCH 31, 2005

(Unaudited) CONTINUED

Principal Amount	Municipal Bonds	Market Value	Per Share
$250,000	Los Angeles County Metropolitan Transportation Authority
	5.000% Due 07/01/13	$266,703	$106.68
315,000	Los Angeles County Public Works Financing Authority
	5.500% Due 10/01/12	338,197	107.36
440,000	Los Angeles Unified School District
	5.500% Due 07/01/13	487,538	110.80
350,000	Metropolitan Water District of Southern California
	5.250% Due 07/01/15	372,036	106.30
450,000	Morgan Hill Unified School District
	4.900% Due 08/01/13	480,902	106.87
450,000	Oakland Redevelopment Agency
	3.400% Due 09/01/09	448,349	99.63
425,000	Rialto Redevelopment Agency
	4.500% Due 09/01/13	432,595	101.79
860,000	Rialto Redevelopment Agency
	4.000% Due 09/01/07	872,797	101.49
410,000	Sacramento City Unified School District
	5.750% Due 07/01/17	460,196	112.24
390,000	San Francisco Bay Area Transit Financing Authority
	5.500% Due 07/01/07	412,246	105.70
400,000	San Francisco Bay Area Transit Financing Authority
	5.250% Due 07/01/13	428,756	107.19
1,000,000	San Francisco City & County Airports Commission
	5.000% Due 05/01/10	1,083,150	108.32
1,000,000	San Francisco City & County Public Utilities Commission
	5.000% Due 10/01/09	1,081,660	108.17
500,000	San Francisco City & County Public Utilities Commission
	3.000% Due 10/01/06	502,900	100.58
1,000,000	State of California
	5.000% Due 03/01/08	1,052,660	105.27
700,000	State of California
	6.100% Due 10/01/09	780,843	111.55
1,000,000	State of California
	6.600% Due 02/01/09	1,115,250	111.53

	Total municipal bonds	$23,098,143
	Short-term investments and other assets	450,931

	TOTAL NET ASSETS	$23,549,074

	NET ASSET VALUE AS OF MARCH 31, 2005	$16.79

The Parnassus Income Funds  •  March 31, 2005    17

THE PARNASSUS INCOME FUNDS

Investing with a Conscience

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser

Parnassus Investments

One Market-Steuart Tower

Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

50 Fremont Street

San Francisco, CA 94105

Distributor

Parnassus Investments

One Market-Steuart Tower

Suite 1600

San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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